UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Gilead Sciences, Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting to Be Held on May 8, 2019.

GILEAD SCIENCES, INC.

GILEAD SCIENCES, INC.
ATTN: INVESTOR RELATIONS
333 LAKESIDE DRIVE
FOSTER CITY, CA 94404
Meeting Information
Meeting Type:	Annual Meeting
For holders as of:	March 15, 2019
Date: May 8, 2019	Time: 10:00 a.m.
Location: Westin San Francisco Airport
1 Old Bayshore Highway
Millbrae, CA 94030

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT          FORM 10-K          SUPPLEMENT

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— How To Vote —
Please Choose One of the Following Voting Methods

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Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR
the following proposals:

1.	To elect nine directors to serve for the next year and until their successors are elected and qualified.

Nominees:

1a.	Jacqueline K. Barton, Ph.D.

1b.	John F. Cogan, Ph.D.

1c.	Kelly A. Kramer

1d.	Kevin E. Lofton

1e.	Harish Manwani

1f.	Daniel P. O'Day

1g.	Richard J. Whitley, M.D.

1h.	Gayle E. Wilson

1i.	Per Wold-Olsen

2.	To ratify the selection of Ernst & Young LLP by the Audit Committee of the Board of Directors as the independent registered public accounting firm of Gilead for the fiscal year ending December 31, 2019.

3.	To approve an amendment to Gilead's Restated Certificate of Incorporation to allow stockholders to act by written consent.

4.	To approve, on an advisory basis, the compensation of our Named Executive Officers as presented in the Proxy Statement.

The Board of Directors recommends you vote AGAINST the following proposals:

5.	To vote on a stockholder proposal, if properly presented at the meeting, requesting that the Board adopt a policy that the Chairperson of the Board of Directors be an independent director.

6.	To vote on a stockholder proposal, if properly presented at the meeting, requesting that the Board issue a report describing how Gilead plans to allocate tax savings as a result of the Tax Cuts and Jobs Act.